UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 21, 2006

THE SAVANNAH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-18560	58-1861820
State of Incorporation	SEC File No.	Tax I.D. No.

25 Bull Street, Savannah, GA 31401
(Address of principal executive offices) (Zip Code)

912-629-6486
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers:
        Compensatory Arrangements of Certain Officers

(b)  On November 21, 2006, The Savannah Bancorp, Inc. (the "Company") announced that G. Mike Odom, Jr. resigned as Chief Executive Officer and as a director of the Company, effective November 30, 2006.

(c)  Also on November 21, 2006, the Company announced that John C. Helmken II, the current President, will become President & CEO effective December 1, 2006.
Mr. Helmken, age 43, has served as President and a director of  the Company, President & CEO and a director of The Savannah Bank, N.A. (the “Bank”) since January 2003. Mr. Helmken served as President of the Bank in 2002, Executive Vice President in 2001 and Senior Vice President in the commercial lending area from 1997 through 2000. He is also a director of Bryan Bank & Trust and Harbourside Community Bank.

CONTACT: The Savannah Bancorp, Inc.
John Helmken, President   (912) 629-6505
Robert B. Briscoe, CFO (912) 629-6525

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Savannah Bancorp, Inc. (Registrant)

By: /s/ Robert B. Briscoe           Date: November 21, 2006
Robert B. Briscoe
Chief Financial Officer